Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Stephen S. Tang, President, Chief Executive Officer and Acting Chief Financial Officer of Millennium Cell Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "Report") and does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Stephen S. Tang Stephen S. Tang President, Chief Executive Officer & Acting Chief Financial Officer March 18, 2004